NEWPARK  CORPORATIONS, LIMITED LIABILITY COMPANIES
          AND LIMITED PARTNERSHIPS
ADDRESS,ST INCORP., ID NO. ,NO. SHS. DIRS/PRES.

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Entity                              St.of        Sub.            Emp.       No.
                                    Incorp        of            ID No.      Shs.          Dir.             Pres.
                                    ______      ______          ______     _____       __________          _____

B.F.C. Oil Company                  Louisiana   Newpark         72-0868239 1,000          Cole        James D. Cole
3850 N. Causeway Blvd., Ste. 1770   12/15/78    Dormant                                Ballantine
Metairie, LA 70002                                                                       Hardey

Chessher Construction, Inc.         Texas       Newpark         72-1286764   500          Cole        James D. Cole
3850 N. Causeway, Suite 1770        1/4/95                                             Ballantine
Metairie, LA 70002                                                                       Hardey

Consolidated Mayflower Mines, Inc.  Utah        Newpark         87-0320149 55,000         Cole        James D. Cole
3850 N. Causeway Blvd., Ste. 1770   7/21/75     Dormant                                Ballantine
Metairie, LA  70002                                                                      Hardey

Florida Mat Rental, Inc.            Florida     SOLOCO          72-1277728    100         Cole        Ronald Latiolais
3850 N. Causeway Blvd., Ste. 1770   8/24/94     Dormant                                Ballantine
Metairie, LA 70002                                                                      Latiolais

George R. Brown Services, Inc.      Texas       Newpark         72-1286788  1,000         Cole        James D. Cole
3850 N. Causeway Blvd., Ste. 1770   1/4/95                                             Ballantine
Metairie, LA  70002                                                                      Hardey

Iberia Barite, L.L.C.               Louisiana   Newpark TX                     99         Cole        James D. Cole
3850 N. Causeway Blvd., Ste. 1770   3/24/97     Newpark Hold.                   1      Ballantine
Metairie, LA 70002                                                                       Hardey

INTERNATIONAL MAT, LTD.             Cayman      Newpark            N/A                    Cole        Ronald Latiolais
3850 N. Causeway Blvd., Ste. 1770   Islands                                             Latiolais
Metairie, LA 70002                                                                       Hardey

IML DE VENEZUELA, LLC               Cayman      Int. Mat., Ltd.    N/A                    Cole        Ronald Latiolais
3850 N. Causeway Blvd., Ste. 1770   Islands                                             Latiolais
Metairie, LA 70002                                                                       Hardey

JPI Acquisition Corp.               Texas       Newpark         72-1320931  1,000         Cole        James D. Cole
3850 N. Causeway Blvd., Ste. 1770                                                      Ballantine
Metairie, LA  70002                                                                      Hardey

Mallard & Mallard, Inc.             Texas       Newpark         72-1286782    500         Cole        James D. Cole
3850 N. Causeway Blvd., Ste. 1770   1/4/95                                             Ballantine
Metairie, LA 70002                                                                       Hardey

Mallard & Mallard of LA, Inc.       Louisiana   Newpark         74-2062791  3,000         Cole        Ronald Latiolais
3850 N. Causeway Blvd., Ste. 1770   7/5/79      Dormant                                Ballantine
Metairie, LA  70002                                                                     Latiolais
(Continued)

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Entity                              St.of        Sub.            Emp.       No.
                                    Incorp        of            ID No.      Shs.          Dir.             Pres.
                                    ______      ______          ______     _____       __________          _____
Newpark Environmental               Louisiana   Newpark         72-0770718 10,000         Cole        Charles Joubert
     Services L.L.C.                12/22/95                                           Ballantine
P. O. Box 31480                                                                         Joubert
Lafayette, LA 70593-1480

Newpark Holdings, Inc.              LA          Newpark         72-1286594    100         Cole        James D. Cole
3850 N.Causeway Blvd., Suite 1770   12/22/94                                           Ballantine
Metairie, LA 70002                                                                       Hardey

Newpark Texas, L.L.C.               LA          Newpark         72-1286789     99         Cole        James D. Cole
3850 N.Causeway Blvd., Suite 1770   12/22/94    NP Holdings                     1      Ballantine
Metairie, LA 70002                                                                       Hardey

NOW Disposal Operating Co.          DE          Newpark         72-1335837                Cole        James D. Cole
3850 N.Causeway Blvd., Suite 1770   8/6/96
Metairie, LA 70002

Sampey Bilbo Meschi Drilling Fl     TX          Newpark         76-0284800                Cole        James Sampey
     Management, Inc.                                                                  Ballantine
15810 Park Ten Place, Suite 300                                                          Hardey
Houston, TX  77084                                                                       Sampey

SOLOCO, L.L.C.                      LA          Newpark         72-1286785     99         Cole        James D. Cole
3850 N.Causeway Blvd., Suite 1770   12/22/94    NP Holdings                     1      Ballantine
Metairie, LA 70002                                              72-0536201              Latiolais

SOLOCO FSC, INC.                    Barbados    SOLOCO                                    Cole        James D. Cole
3850 N.Causeway Blvd., Suite 1770   1/22/97     TX, L.P.                    1,000        Hardey
Metairie, LA 70002                                                                       Barnes

LIMITED PARTNERSHIPS-TEXAS

BATSON-MILL, L.P.                   TEXAS       NP Holdings     72-1284721      1%                    Ed Doss
3850 N.Causeway Blvd., Suite 1770               NP Texas LLC                   99%                    Manager
Metairie, LA 70002

NEWPARK ENVIRONMENTAL
     SERVICES, L.P.                 TEXAS       NP Holdings     72-1312748      1%
                                                NP Texas LLC                   99%

NEWPARK SHIPHOLDING TEXAS, L.P.     TEXAS       NP Holdings     72-1286763      1%
3850 N.Causeway Blvd., Suite 1770               NP Texas LLC                   99%
Metairie, LA 70002

NID, L.P.                           TEXAS       NP Holdings     72-1347084      0
3850 N.Causeway Blvd., Suite 1770               NP Texas LLC                    1
Metairie, LA 70002
(Continued)

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Entity                              St.of        Sub.            Emp.       No.
                                    Incorp        of            ID No.      Shs.          Dir.             Pres.
                                    ______      ______          ______     _____       __________          _____

SOLOCO TEXAS, L.P                   TEXAS       NP Holdings     72-1284720      1%
3850 N.Causeway Blvd., Suite 1770               NP Texas LLC                   99%
Metairie, LA 70002




JOINT VENTURES

THE LOMA COMPANY, L.L.C.            LA          Newpark Holdings               49%     Cole & Latiolais\Hardey, Alter)
                                                OLS Consulting Serv.Inc        51%     Seaux, Paul & Ken\Luci, Alter)





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